UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FirstEnergy Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

[The following Notice will be mailed to shareholders of FirstEnergy Corp.’s common stock.]

FirstEnergy Corp.

76 South Main Street

Akron, OH 44308

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 19, 2020

The following Notice of Annual Meeting of Shareholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of FirstEnergy Corp. (“FirstEnergy”), dated April 1, 2020, furnished to FirstEnergy shareholders in connection with the solicitation of proxies by the Board of Directors of FirstEnergy for use at the Annual Meeting of Shareholders to be held on Tuesday, May 19, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via webcast.

This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 17, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2020

Dear Shareholders,

Due to the public health impact of the novel coronavirus pandemic (COVID-19) and to protect the health and safety our shareholders, employees and other stakeholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of FirstEnergy Corp. (“FirstEnergy”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, May 19, 2020 at 8:00 a.m. EDT. In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting in person.

All FirstEnergy shareholders, as of the close of business on March 20, 2020 (the record date for the Annual Meeting), are entitled to access, participate in, and vote during the live virtual meeting. Shareholders will be able to listen (or read via closed captioning), vote, and submit questions from a remote location with internet connectivity during the live virtual webcast. Shareholders entitled to attend the live virtual meeting must preregister by 2 p.m. EDT on May 18, 2020 by following the instructions below.  Online access will begin at 7:30 a.m. EDT on May 19, 2020.

Admission to the Virtual Meeting

You are entitled to participate in the live virtual meeting if you were a FirstEnergy shareholder at the close of business on March 20, 2020. Shareholders entitled to participate in the meeting must register in advance as instructed below by 2 p.m. EDT on May 18, 2020. If you previously registered to attend the meeting in-person, you must register in advance as instructed below if you now plan to attend the live virtual meeting.

Shareholders of Record, Participants in the FirstEnergy Corp. and Energy Harbor Savings Plans, or Employees who hold Unvested Registered Stock

Shareholders who hold shares registered directly in their name with our transfer agent, American Stock Transfer & Trust Company, LLC, participants in the FirstEnergy Corp. and Energy Harbor Savings Plans, or employees who hold unvested registered stock may preregister to access and participate in the meeting by visiting www.CESvote.com, then entering the control number received on their Proxy Card or Important Notice Regarding the Availability of Proxy Materials of the Meeting.  On the voting page, select the link “Click here to preregister for the online meeting” at the top of the page. Preregistered shareholders will receive an e-mail prior to the meeting with a link and instructions on how to access the virtual meeting.

Beneficial Shareholders (those holding shares through a brokerage, bank or other institutional account)

Beneficial shareholders who wish to preregister to access and participate in the virtual meeting will need to obtain a legal proxy by contacting their bank, broker, or other nominee that holds their shares and submit a legible copy or photograph of their legal proxy to “FERegister@Proxy-Agent.com” to receive a registration confirmation email prior to the meeting that will include a new control number and a link with instructions on how to access the virtual meeting.

Beneficial shareholders not electing to obtain a legal proxy may preregister to listen to the virtual meeting as a guest.   Instructions are available in the company’s Proxy Statement by following the process under Q&A #15, “Advance Registration Instructions – All other shareholders,” on page 106. Beneficial shareholders that provide the requested information will receive an e-mail prior to the meeting with a link and instructions for listening to the virtual meeting as a guest.

Questions at the Meeting

During the webcast, shareholders participating as a shareholder of record, participants in the FirstEnergy Corp. and Energy Harbor Savings Plans, employees who hold unvested registered stock, or registered beneficial owners that e-mail a valid legal proxy as described above, may submit questions by accessing the “Ask a Question” text box.

Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Any such questions that cannot be answered live due to time constraints will be posted and answered on our Investors Relations website, www.firstenergycorp.com/ir, as soon as practical after the Annual Meeting. FirstEnergy asks participants to follow its meeting Rules of Conduct, which will be available on the event website.

If You Need Assistance

If you need assistance obtaining a legal proxy, registering in advance for the virtual meeting, or voting, please contact our proxy solicitor, Morrow Sodali, toll-free at (800) 461-0945. Technical support will be available during the virtual meeting. Further details will be provided to shareholders as part of the registration confirmation.

Your Vote is Important

Whether or not you plan to participate in the virtual meeting, FirstEnergy encourages all eligible shareholders to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the meeting. The Company requests that shareholders submit votes early to help avoid additional solicitation costs.

Shareholders of record, participants in the FirstEnergy Corp. and Energy Harbor Savings Plans, employees who hold unvested registered stock and beneficial owners that e-mailed a valid legal proxy above as described above may vote during the meeting at www.CESvote.com.  Other beneficial owners can refer to their voting instruction form previously provided in their proxy materials for specific voting instructions.  As previously announced, shareholders at the close of business on March 20, 2020, the record date for the meeting, are the only shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Ebony L. Yeboah-Amankwah

Vice President, Deputy General Counsel,

Corporate Secretary & Chief Ethics Officer

[The following Proxy Card will be mailed to certain shareholders of FirstEnergy Corp.’s common stock.]

FirstEnergy

c/o Corporate Election Services
P.O. Box 3230
Pittsburgh, PA 15230

ELECTRONIC ACCESS OF FUTURE PROXY MATERIALS

To assist us in reducing the cost of mailing proxy materials, you can consent to access all future proxy statements, annual reports and other related materials via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials). To consent, please follow the instructions provided when you vote by Internet or telephone.

Or, if voting by mail, check the box at the bottom of this proxy card/voting instruction form and return it in the envelope provided.

You may attend the meeting via the Internet and vote during the meeting at www.cesvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

If you are a participant in the FirstEnergy Corp. Savings Plan, your vote must be received by 6:00 a.m., Eastern time, on Monday, May 18, 2020, to be counted in the final tabulation.

Your vote is important! Even if you plan to attend our virtual annual meeting via live webcast, please cast your vote as soon as possible by:

Internet		QR Code		Telephone		Mail
Access the Internet site and cast your vote: **www.cesvote.com**	OR	Scan with a mobile device	OR	Call Toll-Free: **1-888-693-8683**	OR	Return your proxy card/voting instruction form in the postage-paid envelope provided

If you vote by Internet or telephone, please do not return your proxy card/voting instruction form.

➔

↓ Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing. ↓

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Item 1, FOR Items 2 - 5 and AGAINST Item 6.

Your Board of Directors recommends a vote FOR all the nominees listed in Item 1.

1. Election of Directors:	FOR	AGAINST	ABSTAIN
(1) Michael J. Anderson	❑	❑	❑
(2) Steven J. Demetriou	❑	❑	❑
(3) Julia L. Johnson	❑	❑	❑
(4) Charles E. Jones	❑	❑	❑
(5) Donald T. Misheff	❑	❑	❑
(6) Thomas N. Mitchell	❑	❑	❑
(7) James F. O'Neil III	❑	❑	❑
(8) Christopher D. Pappas	❑	❑	❑
(9) Sandra Pianalto	❑	❑	❑
(10) Luis A. Reyes	❑	❑	❑
(11) Leslie M. Turner	❑	❑	❑

Your Board of Directors recommends a vote FOR Items 2 - 5.

2. Ratify the Appointment of the Independent Registered Public Accounting Firm for 2020

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

3. Approve, on an Advisory Basis, Named Executive Officer Compensation

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

4. Approve the FirstEnergy Corp. 2020 Incentive Compensation Plan

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

5. Approve a Management Proposal to Amend the Company's Amended and Restated Code of Regulations to authorize the Board of Directors to make certain future amendments to the Company's Amended and Restated Code of Regulations

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

Your Board of Directors recommends a vote AGAINST Item 6.

6. Shareholder Proposal Requesting Removal of Aggregation Limit for Proxy Access Groups

❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

Signature ______________________ Date __________

Signature (Joint Tenant) ______________________ Date __________

Sign above as name(s) appear on this proxy card/voting instruction form. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing

❑ Check this box if you consent to accessing, in the future, the annual report, proxy statement and any other related material via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials).

Due to the emerging public health impact of the novel coronavirus pandemic (COVID-19) and to protect the health and safety our shareholders, employees and other stakeholders, the Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting physically in person. To participate in the Annual Meeting, you must register in advance by following the instructions in the enclosed Notice of Change of Location.  YOUR VOTE IS IMPORTANT Regardless of whether you plan to attend the virtual Annual Meeting of Shareholders, please ensure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card/voting instruction form in the enclosed envelope. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 19, 2020. FirstEnergy Corp.’s proxy statement and 2019 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting. This proxy card/voting instruction form is solicited by the Board of Directors for the Annual Meeting of Shareholders on May 19, 2020 Proxy Card/Voting Instruction Form The undersigned appoints Ebony L. Yeboah-Amankwah and Daniel M. Dunlap as proxies with the power to appoint their substitutes; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if present at the virtual Annual Meeting of Shareholders to be held on May 19, 2020, at 8:00 a.m., Eastern time, or at any adjournment or postponement thereof; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting. If applicable, as a participant and “named fiduciary” in the FirstEnergy Corp. Savings Plan, this form also serves as voting instructions to Fidelity Management Trust Company, as Trustee for shares held in the Plan. The Trustee will vote all shares as instructed by Plan participants, and the shares for which the Trustee does not receive timely voting instructions will be voted by the Trustee in the same proportion as the shares held under the Plan for which the Trustee receives voting instructions.  Please date, sign and mail promptly if you are not voting by telephone or Internet. ê Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing. ê